UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2008

Legg Mason Partners

Capital Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was lackluster during the six-month reporting period ended June 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.8%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was -0.2%. First quarter 2008 GDP growth was a modest 0.9%. The advance estimate for second quarter 2008 GDP growth was 1.9%.

The debate continues as to whether or not the U.S. will fall into a recession. However, it is a moot point for many people, as the job market continues to weaken and soaring energy and food prices are tempering consumer spending. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first six months of 2008, and the unemployment rate rose to 5.5% in May, its highest level since October 2004. Oil prices surpassed $140 a barrel in June 2008, with the average price for a gallon of gas exceeding $4 for the first time ever.ii These factors, coupled with a sputtering housing market, contributed to the Consumer Confidence Index falling for the sixth consecutive month in June 2008, reaching its lowest level since 1992.iii

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iv to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds ratev from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. However, the Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meeting in June, the Fed held rates steady and stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

Legg Mason Partners Capital Fund	I

Letter from the chairman continued

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

The U.S. stock market was not for the faint of heart during the reporting period. Stock prices fell during the first three months of the reporting period due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. Stock prices then moved sharply lower in June, with the S&P 500 Indexvi falling 8.43% for the month. This represented its worst monthly performance since September 2002 and its weakest month of June since the Great Depression in 1930. All told, the S&P 500 Index returned -11.91% during the six-month reporting period ended June 30, 2008, and as of that date was almost 20% lower than its peak in October 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their small- and large-cap counterparts, as the Russell Midcapvii, Russell 2000viii and Russell 1000ix Indexes returned -7.57%, -9.37% and -11.20%, respectively, during the six-month period ended June 30, 2008. From an investment style perspective, growth stocks outperformed value stocks on a relative basis, with the Russell 3000 Growthx and Russell 3000 Valuexi Indexes returning -9.04% and -13.28%, respectively.

II	Legg Mason Partners Capital Fund

Performance review

For the six months ended June 30, 2008, Class A shares of Legg Mason Partners Capital Fund, excluding sales charges, returned -8.23%. The Fund’s unmanaged benchmark, the Russell 3000 Indexxii, returned -11.05% over the same time frame. The Lipper Multi-Cap Core Funds Category Average1 returned -10.62% for the same period.

PERFORMANCE SNAPSHOT as of June 30, 2008 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Capital Fund — Class A Shares	-8.23%
Russell 3000 Index	-11.05%
Lipper Multi-Cap Core Funds Category Average[1]	-10.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -8.56%, Class C shares returned -8.53% and Class I shares returned -8.08% over the six months ended June 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.99%, 1.65%, 1.66% and 0.61%, respectively.

Special shareholder notice

Brian M. Angerame and Derek J. Deutsch, CFA, each of whom is a Managing Director and Portfolio Manager for ClearBridge Advisors, LLC, the Fund’s subadviser, manage the day-to-day operations of the Fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Angerame has been a co-manager of the Fund since July 2006. Mr. Deutsch has been a co-manager of the Fund since April 2008.

Mr. Angerame has been a Portfolio Manager since 2005 and was formerly a sector manager at the subadviser with coverage of Consumer Discretionary, Consumer Staples and Industrials. He joined the subadviser in 2000. Mr. Deutsch has been a Portfolio Manager since 2005 and was formerly a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 878 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Capital Fund	III

Letter from the chairman continued

sector manager at the subadviser with coverage of Health Care. He joined the subadviser in 1999. Mr. Angerame and Mr. Deutsch have over 13 years and 10 years of investment industry experience, respectively.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the “Notes to financial statements” included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2008

IV	Legg Mason Partners Capital Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	Source: Bloomberg, 7/08.

iii	Source: The Conference Board, 7/08.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners Capital Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — June 30, 2008

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[3]	EXPENSES PAID DURING THE PERIOD[4]
Class A	(8.23)%	$1,000.00	$917.70	1.03%	$4.91
Class B	(8.56)	1,000.00	914.40	1.76	8.38
Class C	(8.53)	1,000.00	914.70	1.70	8.09
Class I	(8.08)	1,000.00	919.20	0.69	3.29

[1]	For the six months ended June 30, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]	The expense ratios do not include the non-recurring reorganization fees.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

2	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[2]	EXPENSES PAID DURING THE PERIOD[3]
Class A	5.00%	$1,000.00	$1,019.74	1.03%	$5.17
Class B	5.00	1,000.00	1,016.11	1.76	8.82
Class C	5.00	1,000.00	1,016.41	1.70	8.52
Class I	5.00	1,000.00	1,021.43	0.69	3.47

[1]	For the six months ended June 30, 2008.

[2]	The expense ratios do not include the non-recurring reorganization fees.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2008

LEGG MASON PARTNERS CAPITAL FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 96.0%
CONSUMER DISCRETIONARY — 10.1%
	Leisure Equipment & Products — 1.1%
2,999,900	Li Ning Co., Ltd.	$6,925,377
	Media — 6.4%
1,100,000	Lions Gate Entertainment Corp.*	11,396,000
1,300,000	Warner Music Group Corp.	9,282,000
2,283,500	WPP Group PLC	22,012,853
	Total Media	42,690,853
	Specialty Retail — 2.6%
580,000	American Eagle Outfitters Inc.	7,905,400
205,000	Sherwin-Williams Co.	9,415,650
	Total Specialty Retail	17,321,050
	TOTAL CONSUMER DISCRETIONARY	66,937,280
CONSUMER STAPLES — 0.0%
	Food & Staples Retailing — 0.0%
466,286	FHC Delaware Inc.(a)(b)*	0
ENERGY — 15.8%
	Energy Equipment & Services — 7.4%
94,800	Diamond Offshore Drilling Inc.	13,190,472
1,350,000	ION Geophysical Corp.*	23,557,500
250,000	Nabors Industries Ltd.*	12,307,500
	Total Energy Equipment & Services	49,055,472
	Oil, Gas & Consumable Fuels — 8.4%
185,000	Comstock Resources Inc.*	15,619,550
350,000	El Paso Corp.	7,609,000
375,000	Newfield Exploration Co.*	24,468,750
130,003	SandRidge Energy Inc.*	8,395,594
	Total Oil, Gas & Consumable Fuels	56,092,894
	TOTAL ENERGY	105,148,366
FINANCIALS — 13.2%
	Capital Markets — 3.3%
605,000	Invesco Ltd.	14,507,900
392,900	Lehman Brothers Holdings Inc.	7,783,349
	Total Capital Markets	22,291,249
	Consumer Finance — 3.2%
560,000	American Express Co.	21,095,200
	Diversified Financial Services — 3.0%
580,000	JPMorgan Chase & Co.	19,899,800
	Insurance — 2.2%
555,900	American International Group Inc.	14,709,114

See Notes to Financial Statements.

4	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL FUND
SHARES	SECURITY	VALUE

	Thrifts & Mortgage Finance — 1.5%
295,000	People’s United Financial Inc.	$4,602,000
300,000	Washington Federal Inc.	5,430,000
	Total Thrifts & Mortgage Finance	10,032,000
	TOTAL FINANCIALS	88,027,363
HEALTH CARE — 3.7%
	Health Care Providers & Services — 1.8%
240,000	Pediatrix Medical Group Inc.*	11,815,200
	Pharmaceuticals — 1.9%
260,000	Shire Ltd., ADR	12,773,800
	TOTAL HEALTH CARE	24,589,000
INDUSTRIALS — 19.6%
	Aerospace & Defense — 1.0%
75,000	L-3 Communications Holdings Inc.	6,815,250
	Commercial Services & Supplies — 1.5%
475,000	Monster Worldwide Inc.*	9,789,750
	Construction & Engineering — 6.2%
500,000	Quanta Services Inc.*	16,635,000
400,000	Shaw Group Inc.*	24,716,000
	Total Construction & Engineering	41,351,000
	Electrical Equipment — 1.4%
250,000	Thomas & Betts Corp.*	9,462,500
	Industrial Conglomerates — 9.5%
1,229,200	General Electric Co.	32,807,348
235,000	McDermott International Inc.*	14,544,150
400,000	Tyco International Ltd.	16,016,000
	Total Industrial Conglomerates	63,367,498
	TOTAL INDUSTRIALS	130,785,998
INFORMATION TECHNOLOGY — 33.6%
	Communications Equipment — 10.2%
1,650,000	Cisco Systems Inc.*	38,379,000
1,149,500	Comverse Technology Inc.*	19,484,025
850,000	Foundry Networks Inc.*	10,047,000
	Total Communications Equipment	67,910,025
	Computers & Peripherals — 6.8%
1,125,000	EMC Corp.*	16,526,250
62,000	International Business Machines Corp.	7,348,860
700,000	NetApp Inc.*	15,162,000
1,127,200	Palm Inc.	6,075,608
	Total Computers & Peripherals	45,112,718

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2008

LEGG MASON PARTNERS CAPITAL FUND
SHARES	SECURITY	VALUE

	Internet Software & Services — 1.3%
225,000	VeriSign Inc.*	$8,505,000
	IT Services — 5.5%
900,000	Accenture Ltd., Class A Shares	36,648,000
	Semiconductors & Semiconductor Equipment — 6.0%
3,300,000	LSI Corp.*	20,262,000
700,000	Texas Instruments Inc.	19,712,000
	Total Semiconductors & Semiconductor Equipment	39,974,000
	Software — 3.8%
372,200	Blackboard Inc.*	14,229,206
461,800	Check Point Software Technologies Ltd.*	10,930,806
	Total Software	25,160,012
	TOTAL INFORMATION TECHNOLOGY	223,309,755
	TOTAL COMMON STOCKS (Cost — $676,057,386)	638,797,762
CONTRACTS
PURCHASED OPTIONS — 0.0%
4,500	Amgen Inc., Call @ $60.00, expires 1/17/09 (Cost — $2,925,180)	274,500
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $678,982,566)	639,072,262
FACE AMOUNT
SHORT-TERM INVESTMENT — 4.3%
	Repurchase Agreement — 4.3%
$28,407,000	Interest in $1,000,000,000 joint tri-party repurchase agreement dated 6/30/08 with Greenwich Capital Markets Inc., 2.500% due 7/1/08; Proceeds at maturity — $28,408,973; (Fully collateralized by various U.S. government agency obligations, 2.465% to 7.250% due 10/15/08 to 1/15/30; Market value — $28,975,175) (Cost — $28,407,000)	28,407,000
	TOTAL INVESTMENTS — 100.3% (Cost — $707,389,566#)	667,479,262
	Liabilities in Excess of Other Assets — (0.3)%	(1,870,501)
	TOTAL NET ASSETS — 100.0%	$665,608,761

*	Non-income producing security.

(a)	Illiquid security.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

6	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2008

ASSETS:
Investments, at value (Cost — $707,389,566)	$667,479,262
Cash	20
Dividends and interest receivable	924,615
Receivable for Fund shares sold	630,665
Prepaid expenses	78,497
Total Assets	669,113,059
LIABILITIES:
Payable for Fund shares repurchased	2,447,618
Investment management fee payable	373,974
Distribution fees payable	343,968
Trustees’ fees payable	22,255
Accrued expenses	316,483
Total Liabilities	3,504,298
TOTAL NET ASSETS	$665,608,761
NET ASSETS:
Par value (Note 7)	$311
Paid-in capital in excess of par value	712,277,955
Accumulated net investment loss	(530,481)
Accumulated net realized loss on investments, options written, and foreign currency transactions	(6,251,615)
Net unrealized depreciation on investments and foreign currencies	(39,887,409)
TOTAL NET ASSETS	$665,608,761
Shares Outstanding:
Class A	10,332,372
Class B	6,176,945
Class C	10,248,056
Class I	4,356,987
Net Asset Value:
Class A (and redemption price)	$22.43
Class B1	$20.17
Class C1	$20.25
Class I (and redemption price)	$23.35
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$23.80

[1]	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 3).

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended June 30, 2008

INVESTMENT INCOME:
Dividends	$4,414,115
Interest	355,127
Total Investment Income	4,769,242
EXPENSES:
Investment management fee (Note 3)	2,389,128
Distribution fees (Notes 3 and 5)	2,287,960
Transfer agent fees (Note 5)	289,707
Reorganization fees	58,300
Registration fees	25,673
Trustees’ fees	24,813
Legal fees	18,819
Audit and tax	15,611
Shareholder reports (Note 5)	12,489
Insurance	10,440
Custody fees	3,407
Miscellaneous expenses	6,357
Total Expenses	5,142,704
NET INVESTMENT LOSS	(373,462)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(6,591,463)
Options written	533,145
Net Realized Loss	(6,058,318)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(64,076,040)
Options written	(127,797)
Foreign currencies	12,266
Change in Net Unrealized Appreciation/Depreciation	(64,191,571)
Net Loss on Investments, Options Written and Foreign Currency Transactions	(70,249,889)
DECREASE IN NET ASSETS FROM OPERATIONS	$(70,623,351)

See Notes to Financial Statements.

8	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2007	2008	2007
OPERATIONS:
Net investment income (loss)	$(373,462)	$858,590
Net realized gain (loss)	(6,058,318)	168,804,298
Change in net unrealized appreciation/depreciation	(64,191,571)	(152,053,333)
Increase (Decrease) in Net Assets From Operations	(70,623,351)	17,609,555
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	—	(700,007)
Net realized gains	(12,886,866)	(198,595,669)
Decrease in Net Assets From Distributions to Shareholders	(12,886,866)	(199,295,676)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	39,982,911	107,862,114
Reinvestment of distributions	11,052,550	170,192,394
Cost of shares repurchased	(199,229,232)	(672,250,750)
Decrease in Net Assets From Fund Share Transactions	(148,193,771)	(394,196,242)
DECREASE IN NET ASSETS	(231,703,988)	(575,882,363)
NET ASSETS:
Beginning of period	897,312,749	1,473,195,112
End of period[1,2]	$665,608,761	$897,312,749
[1] Includes accumulated net investment loss of:	$(530,481)	—
[2] Includes overdistributed net investment income of:	—	$(157,019)

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	9

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$24.87	$29.89	$29.50	$30.42	$27.04	$18.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.03	0.11	0.07	0.03	(0.02)	0.05
Net realized and unrealized gain (loss)	(2.05)	0.22	2.90	2.26	3.87	8.18
Total income (loss) from operations	(2.02)	0.33	2.97	2.29	3.85	8.23
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	—	—	—	(0.02)
Net realized gains	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)	—
Return of capital	—	—	—	—	—	(0.04)
Total distributions	(0.42)	(5.35)	(2.58)	(3.21)	(0.47)	(0.06)
NET ASSET VALUE, END OF PERIOD	$22.43	$24.87	$29.89	$29.50	$30.42	$27.04
Total return[4]	(8.23)%	0.69%	10.63%	7.52%	14.24%	43.75%
NET ASSETS, END OF PERIOD (000s)	$231,762	$293,510	$351,107	$353,098	$351,092	$336,324
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.05%[5,6]	0.99%	0.99%[6]	1.11%	1.02%	1.08%
Net expenses	1.05 [5,6]	0.99	0.99 [6,7]	1.11	1.02	1.08
Net investment income (loss)	0.21 [5]	0.36	0.23	0.09	(0.07)	0.21
PORTFOLIO TURNOVER RATE	27%	49%	193%	265%	131%	107%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.03% for the six months ended June 30, 2008 and 0.97% and 0.96% respectively, for the year ended December 31, 2006.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$22.49	$27.68	$27.72	$29.01	$26.02	$18.28
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.05)	(0.09)	(0.16)	(0.22)	(0.24)	(0.14)
Net realized and unrealized gain (loss)	(1.85)	0.23	2.70	2.14	3.70	7.90
Total income (loss) from operations	(1.90)	0.14	2.54	1.92	3.46	7.76
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	—	(0.01)
Net realized gains	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)	—
Return of capital	—	—	—	—	—	(0.01)
Total distributions	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)	(0.02)
NET ASSET VALUE, END OF PERIOD	$20.17	$22.49	$27.68	$27.72	$29.01	$26.02
Total return[4]	(8.56)%	0.05%	9.75%	6.59%	13.30%	42.48%
NET ASSETS, END OF PERIOD (000s)	$124,566	$196,214	$311,161	$397,242	$415,006	$405,893
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.78%[5,6]	1.65%	1.80%[6]	1.97%	1.85%	1.94%
Net expenses	1.78 [5,6]	1.65	1.80 [6,7]	1.97	1.85	1.94
Net investment loss	(0.52)[5]	(0.33)	(0.58)	(0.77)	(0.90)	(0.65)
PORTFOLIO TURNOVER RATE	27%	49%	193%	265%	131%	107%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.76% for the six months ended June 30, 2008 and 1.78% and 1.77% respectively, for the year ended December 31, 2006.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	11

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
Class C Shares[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$22.57	$27.76	$27.80	$29.07	$26.07	$18.31
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.05)	(0.09)	(0.16)	(0.22)	(0.24)	(0.13)
Net realized and unrealized gain (loss)	(1.85)	0.23	2.70	2.16	3.71	7.91
Total income (loss) from operations	(1.90)	0.14	2.54	1.94	3.47	7.78
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	—	(0.01)
Net realized gains	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)	—
Return of capital	—	—	—	—	—	(0.01)
Total distributions	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)	(0.02)
NET ASSET VALUE, END OF PERIOD	$20.25	$22.57	$27.76	$27.80	$29.07	$26.07
Total return[4]	(8.53)%	0.05%	9.72%	6.65%	13.31%	42.52%
NET ASSETS, END OF PERIOD (000s)	$207,530	$288,955	$407,661	$504,642	$492,644	$518,298
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.72%[5,6]	1.66%	1.79%[6]	1.94%	1.83%	1.92%
Net expenses	1.72 [5,6]	1.66	1.78 [6,7]	1.94	1.83	1.92
Net investment loss	(0.46)[5]	(0.33)	(0.57)	(0.74)	(0.88)	(0.63)
PORTFOLIO TURNOVER RATE	27%	49%	193%	265%	131%	107%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.70% for the six months ended June 30, 2008 and 1.77% and 1.76% respectively, for the year ended December 31, 2006.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1,2]	2008[3]	2007	2006[4]	2005[4]	2004[4]	2003[4]
NET ASSET VALUE, BEGINNING OF PERIOD	$25.83	$30.81	$30.25	$30.98	$27.42	$19.08
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.18	0.18	0.17	0.09	0.14
Net realized and unrealized gain (loss)	(2.13)	0.27	2.96	2.31	3.94	8.28
Total income (loss) from operations	(2.06)	0.45	3.14	2.48	4.03	8.42
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.10)	—	—	—	(0.03)
Net realized gains	(0.42)	(5.33)	(2.58)	(3.21)	(0.47)	—
Return of capital	—	—	—	—	—	(0.05)
Total distributions	(0.42)	(5.43)	(2.58)	(3.21)	(0.47)	(0.08)
NET ASSET VALUE, END OF PERIOD	$23.35	$25.83	$30.81	$30.25	$30.98	$27.42
Total return[5]	(8.08)%	1.07%	10.93%	8.01%	14.70%	44.34%
NET ASSETS, END OF PERIOD (000s)	$101,751	$118,634	$403,266	$406,387	$344,239	$294,073
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.71%[6,7]	0.61%	0.63%[7]	0.67%	0.64%	0.65%
Net expenses	0.71 [6,7]	0.61	0.62 [7,8]	0.67	0.64	0.65
Net investment income	0.55 [6]	0.57	0.59	0.54	0.33	0.64
PORTFOLIO TURNOVER RATE	27%	49%	193%	265%	131%	107%

[1]

Class Y shares were renamed Class I shares on November 20, 2006. The Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006. The former Class I shares were terminated. The inception date and performance history of the former Class O shares have been maintained.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2008 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.69% for the six months ended June 30, 2008 and 0.60% for the year ended December 31, 2006.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Capital Fund (the “Fund”) is a separate non-diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may

14	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are

16	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	June 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$667,479,262	$639,072,262	$28,407,000	—

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	1.000%
Next $100 million	0.750
Next $200 million	0.625
Over $400 million	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class I shares have no initial sales charge or CDSC.

For the six months ended June 30, 2008, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$20,000	$175,000	$10,000

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

4. Investments

During the six months ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$198,600,770
Sales	367,414,000

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$92,210,062
Gross unrealized depreciation	(132,120,366)
Net unrealized depreciation	$(39,910,304)

During the six months ended June 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written, outstanding December 31, 2007	900	$168,297
Options written	1,917	429,006
Options closed	(2,317)	(546,239)
Options expired	(500)	(51,064)
Options written, outstanding June 30, 2008	—	—

18	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$319,186	$148,107	$7,476
Class B	773,598	77,364	2,365
Class C	1,195,176	48,648	1,881
Class I	—	15,588	767
Total	$2,287,960	$289,707	$12,489

6. Distributions to shareholders by class

	SIX MONTHS ENDED JUNE 30, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class A	—	$251,811
Class I	—	448,196
Total	—	$700,007
Net Realized Gains:
Class A	$4,263,348	$57,222,700
Class B	2,565,374	43,912,183
Class C	4,255,267	63,497,862
Class I	1,802,877	33,962,924
Total	$12,886,866	$198,595,669

7. Shares of beneficial interest

At June 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 1 billion shares of capital stock authorized with a par value of $0.001 per share.

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,441,461	$34,457,827	2,738,055	$81,110,536
Shares issued on reinvestment	154,157	3,665,841	1,837,012	48,872,295
Shares repurchased	(3,064,029)	(72,262,973)	(4,521,481)	(135,131,153)
Net increase (decrease)	(1,468,411)	$(34,139,305)	53,586	$(5,148,322)
Class B
Shares sold	49,229	$1,056,468	262,483	$6,720,317
Shares issued on reinvestment	103,438	2,211,534	1,517,530	36,739,929
Shares repurchased	(2,701,490)	(57,818,355)	(4,297,135)	(117,895,051)
Net decrease	(2,548,823)	$(54,550,353)	(2,517,122)	$(74,434,805)
Class C
Shares sold	96,330	$2,070,310	709,587	$18,688,878
Shares issued on reinvestment	164,877	3,539,905	2,166,894	52,494,577
Shares repurchased	(2,814,724)	(59,645,175)	(4,758,159)	(129,513,403)
Net decrease	(2,553,517)	$(54,034,960)	(1,881,678)	$(58,329,948)
Class I
Shares sold	94,904	$2,398,306	44,082	$1,342,383
Shares issued on reinvestment	66,071	1,635,270	1,111,710	32,085,593
Shares repurchased	(396,121)	(9,502,729)	(9,652,403)	(289,711,143)
Net decrease	(235,146)	$(5,469,153)	(8,496,611)	$(256,283,167)

8. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing

20	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM,

Legg Mason Partners Capital Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

9. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

22	Legg Mason Partners Capital Fund 2008 Semi-Annual Report

Legg Mason Partners Capital Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

(formerly, PFPC, Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Capital Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS CAPITAL FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and coped at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Capital Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investors Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	In the Pensions & Investments May 27, 2008 ranking, Legg Mason is the 9th largest asset manager in the world on worldwide assets under management as of December 31, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011196 8/08 SR08-631

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	Principal Accounting Fees and Services.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: September 2, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: September 2, 2008